                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 14, 2009
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                   001-13403                84-1032638
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission              (IRS Employer
      of incorporation)         File Number)         Identification No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116
--------------------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (816) 584-5000
                                                  ------------------------------
                                 Not Applicable
--------------------------------------------------------------------------------
                   (Former name or former  address,  if changed
                              since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year.

     The Board of Directors of American  Italian Pasta  Company (the  "Company")
approved  an  amendment  to the  Amended  and  Restated  By-Laws of the  Company
effective  January 14, 2009.  The  amendment  revised and  replaced  Article II,
Section 10,  Voting  Power,  to revise and clarify the  necessary  votes for the election of directors and all other  matters and the  treatment of  abstentions.
The  Amended  and  Restated  By-Laws  are  attached  as  Exhibit  3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

         (d)     Exhibits.

         3.1     Amended and Restated Bylaws.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  January 15, 2009                 AMERICAN ITALIAN PASTA COMPANY

                                             By:  /s/ Robert Schuller
                                                ---------------------------------
                                                 Robert Schuller
                                                 Executive Vice President
                                                 and General Counsel

                                  EXHIBIT INDEX

Exhibit Number            Description

         3.1              Amended and Restated Bylaws.